                                                                    EXHIBIT 10.6



                                                              Number: C-98-01332

                                                          Renewal of: C-97-01332


REASSURED:            NATIONAL INSURANCE GROUP COMPANIES
                      GREAT PACIFIC INSURANCE COMPANY
                      South San Francisco, California

CONTRACT:             FIRST PER RISK EXCESS OF LOSS REINSURANCE CONTRACT
                      Effective January 1, 1998

BUSINESS
COVERED: Business produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A. Speizer & Co., Inc. or any other of the National Insurance Group Companies of South San Francisco, California on behalf of the Reassured and classified as:

                      Coverage A:

                      Dwelling Fire, Fire, Extended Perils, Special Form on Interim Coverage policies, Forced Order policies, Real-Estate Owned (REO) policies, Personal Article Floaters, Personal Lines, Watercraft and Private Passenger Planes, Force Placed Property and/or Blanket Mortgage Security Insurance.

                      Coverage B:

                      Comprehensive Personal Liability (Section II Liability), including, but not limited to, General Bodily Injury and Property Damage Liability, Medical Payments and Third Party Liability Coverages which may be written in conjunction with the Reassured's Coverage A Policies.

TERM AND
CANCELLATION:         The term of this Contract shall be from January 1, 1998 to
                      January 1, 1999, both days at 12:01 a.m., Local Standard
                      Time (Local Standard Time being that time which applies in the area where the risk is located) for losses occurring on new, renewal and in force policies.

                      In the event of cancellation, all cessions with an effective date prior to the date of termination of this Contract shall remain in full force and shall continue to be covered hereunder for a period of up to one year subsequent to the date of termination.

                      The Reassured shall have the option to waive the run-off provision and the reinsurance premium shall be adjusted on the gross earned premium income as of the date and time of cancellation. In such event, the Reinsurer shall not be liable as respects losses occurring subsequent to the effective date and time of cancellation.

                                                              Number: C-98-01332

                                                          Renewal of: C-97-01332

TERRITORY:            This reinsurance shall cover wherever the Reassured's
                      policies apply.

RETENTION
AND LIMIT:            Coverage A:

                      100% of $2,000,000 excess of $500,000 on any one risk, in any one loss occurrence, subject to a maximum recovery of 100% of $4,000,000 any one loss occurrence. Limits include affiliated coverages.

                      Affiliated coverages shall mean appurtenant structures, living expenses and shrubbery.

                      Coverage B:

                      100% of $90,000 excess of $10,000 each occurrence.


                      Allocated loss adjustment expenses pro rata in addition.

REINSTATEMENTS:       Unlimited reinstatements without charge.

REINSURANCE
RATE:                 0.83% of Gross Net Earned Premium Income.

MINIMUM
AND DEPOSIT
PREMIUM: Deposit Premium of $175,000 payable in equal quarterly installments of $43,750 each on January 1, April 1, July 1, and October 1, 1998.

                      Annual minimum premium of $157,500. Subject to annual adjustment.

EXCLUSIONS:           a. Business classified as Ocean Marine except for
                         personal lines watercraft physical damage not to exceed $100,000 any one risk;

                      b. Personal Accident, Health, Surety and Fidelity,
                         Workers' Compensation, and all classes of Casualty;

                      c. Financial and Insolvency guarantees;

                      d. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

                      e. Automobile business;

                      f. Inland Marine policies covering railroad rolling stock, streamlined trains,

                                                              Number: C-98-01332

                                                          Renewal of: C-97-01332

                          negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

                      g. Excess of Loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco, California;

                      h.  Hail damage to growing/standing crops;

                      i.  Flood insurance when written as such;

                      j. Pools, Associations or Syndicates as per Exclusion Clause attached (amended to include coverage for the California Fair Plan);

                      k.  Insolvency Funds as per Exclusion Clause attached;

                      l. Loss or damage occasioned by invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, as excluded under a standard policy containing a Standard War Exclusion Clause;

                      m. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA & Canada) attached;

                      n. Nuclear Incident as per Nuclear Incident Exclusion Clause - Liability - Reinsurance - (USA & Canada) attached;

                      o. Seepage and Pollution as per ISO wording, or so deemed;

                      p.  Transmission and Distribution Lines.

GENERAL
CONDITIONS:    Definition of Loss Occurrence Clause (Property Business) to
               include LPO 515 definition of hours clause as attached, and as follows:
                      - 72 hours clause tornado, cyclone, hurricane, windstorm
                        and hail
                      - 120 hours clause riots and civil commotion/vandalism and malicious mischief within the area of one municipality or county and the municipalities or counties contiguous thereto
                      - 168 hours Freeze
                      - 168 hours Earthquake and Ensuing Loss
                      - 168 hours All Other Perils

                                                              Number: C-98-01332

                                                          Renewal of: C-97-01332

                  Definition of Occurrence (Casualty Business)
                  Extra Contractual Obligations (100%)
                  Excess of Policy Limits (100%)
                  Definition of Net Loss Clause (which shall include defense costs but not limited to expenses incurred in determination of coverage, and Declaratory Judgment Expenses)
                  Net Retained Lines Clause (All recoveries received from the
                      Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000, after which any additional recoveries will inure to this Contract by reducing the gross loss subject to this program.)
                  Notice of Loss and Loss Settlement
                  Currency Clause
                  Tax Provisions Clause
                  Access to Records Clause
                  Errors and Omissions Clause
                  Insolvency Clause
                  Arbitration Clause
                  Service of Suit Clause
                  Towers Perrin Reinsurance Reserves Clause which complies with requirements of New York, California, and other states
                  Towers Perrin Reinsurance Intermediary Clause

WORDING:          As per the expiring Contract.

REINSURERS:       100% placement through Towers Perrin Reinsurance.

                  See attached Schedule for listing of Reinsurers and their respective participations.

                  Note:

                  1. The financial statements of participating Reinsurers will be furnished upon request.

                  2. Towers Perrin Reinsurance has no ownership interest in or control of:

                      -   any Reinsurer subscribing to this reinsurance.

                      - any underwriting agent or correspondent intermediary involved in this reinsurance.

                  3. Towers Perrin Reinsurance has on file written evidence from any Reinsurer whose participation in this reinsurance was authorized by a representative other than an employee. This written evidence states the representative's

                                                              Number: C-98-01332

                                                          Renewal of: C-97-01332

                      authority to bind the participation of such Reinsurer.

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01332

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

           FIRST PROPERTY PER RISK EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance        Share         Name
--------------------------------------------------        -----         ----
Constitution Reinsurance Corporation                      20.00%        Cronin
New York, New York
FEIN# 13-5009848
NAIC# 21032

Continental Casualty Company                              7.00%         Kristen
Chicago, Illinois
FEIN# 36-2114545
NAIC# 20443

Employers Mutual Casualty Company                         1.50%         Freese
Des Moines, Iowa
FEIN# 42-0234980
NAIC# 21415

First Excess & Reinsurance Corporation                    5.00%         Kurtzweil
Jefferson City, Missouri
FEIN# 43-1037123
NAIC# 32018

Folksamerica Reinsurance Company                          5.00%         Luger
New York, New York
FEIN# 13-2997499
NAIC# 38776

Hartford Fire Insurance Company                           7.00%         Rettig
Hartford, Connecticut
FEIN# 06-0383750
NAIC# 19682
through Hartford Re Management Company
Hartford, Connecticut

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01332


Direct Placement through Towers Perrin Reinsurance        Share         Name
--------------------------------------------------        -----         ----
PMA Reinsurance Corporation                                6.00%        Stoner
Philadelphia, Pennsylvania
FEIN# 23-2153760
NAIC# 39675

Republic Western Insurance Company                         3.00%        Thapa
Phoenix, Arizona
FEIN# 86-0274508
NAIC# 31089

St. Paul Fire and Marine Insurance Company                10.00%        Schiffer
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Reinsurance Management Corporation
New York, New York

Sumitomo Marine & Fire Insurance Company Ltd. (U.S.)       2.00%        Norris
New York, New York
FEIN# 13-2758523
NAIC# 20362
through Sumitomo Marine Re Management, Inc.
New York, New York

Sydney Reinsurance Corporation                            10.00%        Sullivan
Philadelphia, Pennsylvania
FEIN# 23-1641984
NAIC# 10219

USF Re Insurance Company                                  13.50%        Dik
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                          10.00%        Etheridge
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762
                                                         ------
Total Placement                                          100.00%

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01332

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

           FIRST PROPERTY PER RISK EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance               Share
--------------------------------------------------               -----
Constitution Reinsurance Corporation                             20.00%
New York, New York
FEIN# 13-5009848
NAIC# 21032

Continental Casualty Company                                      7.00%
Chicago, Illinois
FEIN# 36-2114545
NAIC# 20443

Employers Mutual Casualty Company                                 1.50%
Des Moines, Iowa
FEIN# 42-0234980
NAIC# 21415

First Excess & Reinsurance Corporation                            5.00%
Jefferson City, Missouri
FEIN# 43-1037123
NAIC# 32018

Folksamerica Reinsurance Company                                  5.00%
New York, New York
FEIN# 13-2997499
NAIC# 38776

Hartford Fire Insurance Company                                   7.00%
Hartford, Connecticut
FEIN# 06-0383750
NAIC# 19682
through Hartford Re Management Company
Hartford, Connecticut

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01332


Direct Placement through Towers Perrin Reinsurance               Share
--------------------------------------------------               -----
PMA Reinsurance Corporation                                       6.00%
Philadelphia, Pennsylvania
FEIN# 23-2153760
NAIC# 39675

Republic Western Insurance Company                                3.00%
Phoenix, Arizona
FEIN# 86-0274508
NAIC# 31089

St. Paul Fire and Marine Insurance Company                       10.00%
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Reinsurance Management Corporation
New York, New York

Sumitomo Marine & Fire Insurance Company Ltd. (U.S.)              2.00%
New York, New York
FEIN# 13-2758523
NAIC# 20362
through Sumitomo Marine Re Management, Inc.
New York, New York

Sydney Reinsurance Corporation                                   10.00%
Philadelphia, Pennsylvania
FEIN# 23-1641984
NAIC# 10219

USF Re Insurance Company                                         13.50%
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                                 10.00%
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762
                                                                ------
Total Placement                                                 100.00%

                      REINSURANCE COVER NOTE NO. C-98-01332

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

           FIRST PROPERTY PER RISK EXCESS OF LOSS REINSURANCE CONTRACT

                            EFFECTIVE JANUARY 1, 1998



The Reassured hereby confirms its approval of the terms and conditions of the reinsurance set forth in this Reinsurance Cover Note and the Reinsurers participating hereon. A copy of Towers Perrin Reinsurance's Market Security Policy and Procedures has been attached to this Cover Note and the Reassured has been advised as to the status of all Reinsurers participating herein as regards this market security criteria.


                      By:           /s/ Robert P. Barbarowicz
                               ----------------------------------


                      Title:        Executive Vice President
                               ----------------------------------


                      Date:         March 17, 1998
                               ----------------------------------

                                    EXHIBIT A


DEFINITION OF LOSS OCCURRENCE (PROPERTY)

1. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States of America or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Reassured occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

        a. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Reassured occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

        b. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Reassured, occurring during any period of 120 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 120 consecutive hours may be extended in respect of individual losses which occur beyond such 120 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

        c. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Reassured's "Loss Occurrence."

        d. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Reassured's "Loss Occurrence."

2. Except for those "Loss Occurrences" referred to in Paragraphs a. and b. the Reassured may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

3. However, as respects those "Loss Occurrences" referred to in Paragraphs a. and b., if the disaster, accident or loss occasioned by the event is of greater duration than 120 consecutive hours then the Reassured may divide the disaster, accident or loss into two or more "Loss Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss.

4. No individual losses occasioned by an event that would be covered by 72 or 120 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

DEFINITION OF OCCURRENCE (CASUALTY)

5. As respects Section II Liability coverage under Coverage B of the Preamble, the term "occurrence", except as otherwise provided herein, shall mean any one accident, disaster, casualty, or happening, or series of accidents, disasters, casualties, or happenings arising out of or caused by one event, regardless of the number of interests insured or the number of policies responding. Furthermore, all losses having a common origin or traceable to the same act, omission, mistake, or happening shall be considered an accident, disaster, casualty, or happening. The term "loss occurrence" shall otherwise follow the definitions of the Reassured's original policies.

                                                                          CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

1. This Contract does not cover any loss or liability accruing to the Reassured directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy Risks.

2. Without in any way restricting the operation of Paragraph 1. of this Clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        a. Nuclear reactor power plants including all auxiliary property on the site, or

        b. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

        c. Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

        d. Installations other than those listed in Paragraph 2.c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of Paragraphs 1. and 2. of this Clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this Paragraph 3. shall not operate:

        a. Where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

        b. Where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of Paragraphs 1., 2. and 3. of this Clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurers or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1985 (c), A-16 or by any law amendatory thereof.

7. Reassured to be sole judge of what constitutes:

        a. Substantial quantities, and

        b. The extent of installation, plant or site.

                                                                          CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

8. Without in any way restricting the operation of Paragraphs 1., 2., 3. and 4. of this Clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer caused:

        a. By any nuclear incident as defined in the Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensign loss or damage which results directly from fire, lightning or explosion of natural, coal or manufactured gas;

        b. By contamination by radioactive material.

NOTE: Without in any way restricting the operation of Paragraphs 1., 2., 3. and
4. of this Clause, Paragraph 8. of this Clause shall only apply to all original contracts of the Reassured whether new, renewal or replacement which became effective on or after December 31, 1992.

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

1. This reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy Risks.

2. Without in any way restricting the operation of Paragraph 1. of this Clause, this reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        a. Nuclear reactor power plants including all auxiliary property on the site, or

        b. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

        c. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

        d. Installations other than those listed in Paragraph 2.c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of Paragraphs 1. and 2. hereof, this reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this Paragraph 3. shall not operate:

        a. Where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

        b. Where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this SubParagraph 3.B. shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of Paragraphs 1., 2. and 3. hereof, this reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7. Reassured to be the sole judge of what constitutes:

        a.     Substantial quantities, and

        b. The extent of installation, plant or site.

NOTE: Without in any way restricting the operation of Paragraph 1. hereof, it is understood and agreed that:

        (a) all policies issued by the Reassured on or before December 31, 1957 shall be free from the application of the other provisions of this Clause until expiry date of December 31, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

        (b) with respect to any risk located in Canada policies issued by the Reassured on or before December 31, 1958 shall be free from the application of the other provisions of this Clause until expiry date or December 31, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

NOTES: 1) The words printed in italic text in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

               2) Wherever used herein the term "Company" shall be understood to mean "Reassured," "Reinsured" or whatever other term is used in the attached reinsurance Agreement to designate the reinsured company.

                                                                          CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE

1. This Contract does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operation of Paragraph 1. of this Clause, it is agreed that for all purposes of this Contract all the original liability contracts of the Reassured, whether new, renewal or replacement, of the following classes, namely:

        Personal Liability,
        Farmers Liability,
        Storekeepers Liability,

which become effective on or after December 31, 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

LIMITED EXCLUSION PROVISION

This Policy does not apply to bodily injury or property damage with respect to which an Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability.

With respect to property, loss of use of such property shall be deemed to be property damage.

3. Without in any way restricting the operation of Paragraph 1. of this Clause it is agreed that for all purposes of this Contract all the original liability contracts of the Reassured, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability, or Automobile Liability contracts), which become effective on or after December 31, 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

BROAD EXCLUSION PROVISION

It is agreed that this Policy does not apply:

        a.      To liability imposed by or arising under the Nuclear Liability
                Act; nor

        b. To bodily injury or property damage with respect to which an Insured under this policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

                                                                          CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE

        c. To bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:

                (1) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

                (2) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

                (3) the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled, or sold by an Insured.

AS USED IN THIS POLICY

1. The term "nuclear energy hazard" means the radioactive, toxic, explosive or other hazardous properties of radioactive material;

2. The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

3. The term "nuclear facility" means:

        a. Any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium, and uranium, or any one or more of them;

        b. Any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium, or any one or more of them, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

        c. Any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

        d. Any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

                                                                          CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE

and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

4. The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

5. With respect to property, loss of use of such property shall be deemed to be property damage.

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE

1. This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operation of Paragraph 1. of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this Paragraph 2. from the time specified in Clause III in this Paragraph 2. shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

Limited Exclusion Provision*

I. It is agreed that the policy does not apply under any liability coverage to injury, sickness, disease, death or destruction, bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

III. The inception dates and thereafter of all original policies as described in II. above, whether new, renewal or replacement, being policies which either

        (a)    become effective on or after 1st May, 1960, or

        (b) become effective before that date and contain the Limited Exclusion Provision set out above;

        provided this paragraph 2 shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

3. Except for those classes of policies specified in Clause II of paragraph 2 and without in any way restricting the operation of paragraph 1 of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE

        Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include with respect to such coverages, from the time specified in Clause V of this paragraph 3, the following provision (specified as the Broad Exclusion Provision):

Broad Exclusion Provision*

It is agreed that the policy does not apply:

I. Under any Liability Coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage

        (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

        (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not be issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, first aid to expenses incurred with respect to bodily injury, sickness, disease or death, bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

III. Under any Liability coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage resulting from the hazardous properties of nuclear material, if

        (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

        (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf on an insured; or

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE

        (c) the injury, sickness, disease, death or destruction, bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility / property damage to such nuclear facility and any property there at.

IV. As used in this endorsement:

        "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or by-product material; "source material," "special nuclear material," and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

        (a)    any nuclear reactor,

        (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

        (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

        (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

        and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

        With respect to injury to or destruction of property, the word "injury or "destruction" includes all forms of radioactive contamination of property. "Property damage" includes all forms of radioactive contamination of property.

V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph 3, whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph 3 shall not be applicable to

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE

        (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

        (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

        until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operation of paragraph 1 of this Clause, it is understood and agreed that paragraphs 2 and 3 are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada

NOTES:         1)     The words printed in italic text in the Limited Exclusion
                      Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion
                      Provision containing those words.

               2) Wherever used herein the term "Company" shall be understood to mean "Reassured," "Reinsured" or whatever other term is used in the attached reinsurance Agreement to designate the reinsured company.

POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE


SECTION A

Excluding:

        (a) All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

        (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring Property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B

It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Association or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

        Industrial Risk Insurers; Association Factory Mutuals; Improved Risk Mutuals.

        Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro- Chemical Plants and/or Oil or Gas Drilling Rigs.

        United States Aircraft Insurance Group, Canadian Aircraft Insurance Group, Associated Aviation Underwriters, American Aviation Underwriters.

Section B does not apply:

        (a) Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

        (b) To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket basis.

        (c) To Contingent business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B (a).

        (d) To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builders Risks on the classes or risks specified in this subsection (d) only.

NOTE: Wherever used herein the term "Company" shall be understood to mean "Company," "Reinsured," "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company of companies.

INSOLVENCY FUNDS EXCLUSION CLAUSE

1. This Contract excludes all liability of the Reassured arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Reassured of part or all of any claim, debt, charge, fee, or other obligation of any insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

                                                              Number: C-98-01371

                                                          Renewal of: C-97-01371


REASSURED:     NATIONAL INSURANCE GROUP COMPANIES
               GREAT PACIFIC INSURANCE COMPANY
               South San Francisco, California

 CONTRACT:     FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE
               CONTRACT Effective January 1, 1998

BUSINESS
COVERED:       Business classified as Dwelling Fire, Fire, Extended
               Perils, Special Form on Interim Coverage policies, Forced Order policies, Real-Estate Owned (REO) policies, Personal Article Floaters, Personal Lines; Watercraft and Private Passenger Planes, Force Placed Property and/or Blanket Mortgage Security Insurance produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A. Speizer & Co., Inc. or any other of the National Insurance Group Companies of South San Francisco, California on behalf of the Reassured.

TERM AND
CANCELLATION:  The term of this Contract shall be from January 1, 1998 to
               January 1, 1999, both days at 12:01 a.m., Local Standard Time (Local Standard Time being that time which applies in the area where the risk is located) for losses occurring on new, renewal and in force policies.

               Should this Contract terminate while a loss occurrence is in progress, the Reinsurers shall nevertheless be liable, to the extent of their interest and subject to the other conditions of this Contract, for all losses resulting from such loss occurrence, whether such losses occur before or after such termination.

TERRITORY:     This reinsurance shall cover wherever the Reassured's  policies apply.

RETENTION
AND LIMIT:     The Reinsurers shall be liable in each and every loss occurrence irrespective of the number and kinds of risks and perils involved, for 95% of $2,500,000 Net Loss each loss occurrence excess of $2,500,000 Net Loss each loss occurrence, not to exceed
               95% of $5,000,000 Net Loss for all loss occurrences during the term of this Contract.

               All recoveries received from the Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000 after which any additional recoveries will inure to the Catastrophe Excess Program by reducing the gross loss subject to the Catastrophe program.

Recoveries from all underlying reinsurance greater than $2,500,000 shall inure to the sole benefit of the Reinsurers hereunder; subject to a minimum net retention by the Reassured any one loss of no less than $250,000.

                                                              Number: C-98-01371

                                                          Renewal of: C-97-01371


                      The reassured agrees to carry at its own risk and not reinsured in any way the remaining 5% of each excess net loss for which claim is made hereunder.

REINSTATEMENT:        One full reinstatement at pro rata additional premium with respect to amount and a minimum of 100% with respect to time. (Refer to Exhibit A for further details).

WARRANTY:             It is hereby warranted that any recovery under this
                      Contract shall involve two or more risks in each loss occurrence.

REINSURANCE
RATE:                 1.030% of Gross Net Earned Premium Income.

MINIMUM
AND DEPOSIT
PREMIUM: Deposit Premium of $215,000 payable in equal quarterly installments of $53,750 each at January 1, April 1, July 1, and October 1, 1998.

                      Annual minimum premium of $172,000. Subject to annual adjustment.

EXCLUSIONS:           a.     Business classified as Ocean Marine except for
                             personal lines watercraft physical damage not to exceed $100,000 any one risk;

                      b. Personal Accident, Health, Surety and Fidelity, Workers' Compensation, and all classes of Casualty;

                      c.     Financial and Insolvency guarantees;

                      d. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

                      e.     Automobile;

                      f. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

                      g. Excess of Loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco, California;

                      h.     Hail damage to growing/standing crops;

                      i.     Flood insurance when written as such;

                      j. Pools, Associations or Syndicates as per Exclusion Clause attached;

                                                              Number: C-98-01371

                                                          Renewal of: C-97-01371


                      k.     Insolvency Funds as per Exclusion Clause attached;

                      l. Loss or damage occasioned by invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, as excluded under a standard policy containing a Standard War Exclusion Clause;

                      m. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA & Canada) attached;

                      n. Seepage and Pollution as per ISO wording, or so deemed;

                      o.     Transmission and Distribution Lines.

GENERAL
CONDITIONS:           Definition of Loss Occurrence Clause to include definition of hours clause as attached, and as follows (no reinstatement for wind):
                      - 72 hours clause tornado, cyclone, hurricane, windstorm
                        and hail
                      - 120 hours clause riots and civil commotion/vandalism and malicious mischief within the area of one municipality or county and the municipalities or counties contiguous thereto
                      - 168 hours Freeze
                      - 168 hours Earthquake and Ensuing Loss
                      - 168 hours All Other Perils
                      Extra Contractual Obligations (100%)
                      Excess of Policy Limits (100%)
                          (ECO/XPL subject to a maximum of 25% of original
                      catastrophe loss) Definition of Net Loss Clause (which shall include defense costs but not limited to expenses incurred in determination of coverage)
                      Net Retained Lines Clause
                      Notice of Loss and Loss Settlement Clause
                      Currency Clause
                      Tax Provisions Clause
                      Access to Records Clause
                      Errors and Omissions Clause
                      Insolvency Clause
                      Arbitration Clause
                      Service of Suit Clause
                      Towers Perrin Reinsurance Reserves Clause which complies
                          with requirements of New York, California, and other states
                      Towers Perrin Reinsurance Intermediary Clause

WORDING:              As per the expiring Contract.

REINSURERS:           100% placement through Towers Perrin Reinsurance.

                      See attached Schedule for listing of Reinsurers and their respective participations.

                                                              Number: C-98-01371

                                                          Renewal of: C-97-01371



                          Note:

                          1. The financial statements of participating
                             Reinsurers will be furnished upon request.

                          2. Towers Perrin Reinsurance has no ownership interest
                             in or control of:

                             - any Reinsurer subscribing to this reinsurance.

                             - any underwriting agent or correspondent
                               intermediary involved in this reinsurance.

                          3. Towers Perrin Reinsurance has on file written
                             evidence from any Reinsurer whose participation in this reinsurance was authorized by a representative other than an employee. This written evidence states the representative's authority to bind the participation of such Reinsurer.

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01371

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance        Share         Name
--------------------------------------------------        -----         ----
Constitution Reinsurance Corporation                       8.50%        Cronin
New York, New York
FEIN# 13-5009848
NAIC# 21032

Folksamerica Reinsurance Company                           8.00%         Luger
New York, New York
FEIN# 13-2997499
NAIC# 38776

Hartford Fire Insurance Company                           10.00%        Rettig
Hartford, Connecticut
FEIN# 06-0383750
NAIC# 19682
through Hartford Re Management Company
Hartford, Connecticut

Nationwide Mutual Insurance Company                        7.50%        Wilson
Columbus, Ohio
FEIN# 31-4177100
NAIC# 23787

Republic Western Insurance Company                         5.00%        Thapa
Phoenix, Arizona
FEIN# 86-0274508
NAIC# 31089

St. Paul Fire and Marine Insurance Company                 8.00%        Schiffer
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Re, Inc.
New York, New York

Sydney Reinsurance Corporation                            10.00%        Sullivan
Philadelphia, Pennsylvania
FEIN# 23-1641984
NAIC# 10219

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01371


Direct Placement through Towers Perrin Reinsurance        Share         Name
--------------------------------------------------        -----         ----
USF Re Insurance Company                                  10.00%        Dik
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                          25.00%        Etheridge
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762

Winterthur Reinsurance Corporation of America              8.00%        Rivera
New York, New York
FEIN# 13-3531373
NAIC# 10006
                                                         ------
Total Placement                                          100.00%

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01371

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance        Share
--------------------------------------------------        -----
Constitution Reinsurance Corporation                      8.50%
New York, New York
FEIN# 13-5009848
NAIC# 21032

Folksamerica Reinsurance Company                          8.00%
New York, New York
FEIN# 13-2997499
NAIC# 38776

Hartford Fire Insurance Company                          10.00%
Hartford, Connecticut
FEIN# 06-0383750
NAIC# 19682
through Hartford Re Management Company
Hartford, Connecticut

Nationwide Mutual Insurance Company                       7.50%
Columbus, Ohio
FEIN# 31-4177100
NAIC# 23787

Republic Western Insurance Company                        5.00%
Phoenix, Arizona
FEIN# 86-0274508
NAIC# 31089

St. Paul Fire and Marine Insurance Company                8.00%
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Re, Inc.
New York, New York

Sydney Reinsurance Corporation                           10.00%
Philadelphia, Pennsylvania
FEIN# 23-1641984
NAIC# 10219

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01371


Direct Placement through Towers Perrin Reinsurance        Share
--------------------------------------------------        -----
USF Re Insurance Company                                  10.00%
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                          25.00%
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762

Winterthur Reinsurance Corporation of America              8.00%
New York, New York
FEIN# 13-3531373
NAIC# 10006
                                                         ------
Total Placement                                          100.00%

                      REINSURANCE COVER NOTE NO. C-98-01371

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                            EFFECTIVE JANUARY 1, 1998



The Reassured hereby confirms its approval of the terms and conditions of the reinsurance set forth in this Reinsurance Cover Note and the Reinsurers participating hereon. A copy of Towers Perrin Reinsurance's Market Security Policy and Procedures has been attached to this Cover Note and the Reassured has been advised as to the status of all Reinsurers participating herein as regards this market security criteria.


                      By:           /s/ Robert P. Barbarowicz
                             ---------------------------------------


                      Title:        Executive Vice President
                             ---------------------------------------


                      Date:         March 17, 1998
                             ---------------------------------------

                                    EXHIBIT A


DEFINITION OF LOSS OCCURRENCE

1. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States of America or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Reassured occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

        a. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Reassured occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

        b. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Reassured, occurring during any period of 120 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 120 consecutive hours may be extended in respect of individual losses which occur beyond such 120 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

        c. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Reassured's "Loss Occurrence."

        d. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Reassured's "Loss Occurrence."

2. Except for those "Loss Occurrences" referred to in Paragraphs a. and b. the Reassured may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

3. However, as respects those "Loss Occurrences" referred to in Paragraphs a. and b., if the disaster, accident or loss occasioned by the event is of greater duration than 120 consecutive hours then the Reassured may divide the disaster, accident or loss into two or more "Loss Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss.

4. No individual losses occasioned by an event that would be covered by 72 or 120 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

                                                                          CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

1. This Contract does not cover any loss or liability accruing to the Reassured directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy Risks.

2. Without in any way restricting the operation of Paragraph 1. of this Clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        a. Nuclear reactor power plants including all auxiliary property on the site, or

        b. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

        c. Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

        d. Installations other than those listed in Paragraph 2.c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of Paragraphs 1. and 2. of this Clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this Paragraph 3. shall not operate:

        a. Where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

        b. Where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of Paragraphs 1., 2. and 3. of this Clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurers or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1985 (c), A-16 or by any law amendatory thereof.

7. Reassured to be sole judge of what constitutes:

        a.      Substantial quantities, and

        b.      The extent of installation, plant or site.

                                                                          CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

8. Without in any way restricting the operation of Paragraphs 1., 2., 3. and 4. of this Clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer caused:

        a. By any nuclear incident as defined in the Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensign loss or damage which results directly from fire, lightning or explosion of natural, coal or manufactured gas;

        b.      By contamination by radioactive material.

NOTE: Without in any way restricting the operation of Paragraphs 1., 2., 3. and 4. of this Clause, Paragraph 8. of this Clause shall only apply to all original contracts of the Reassured whether new, renewal or replacement which became effective on or after December 31, 1992.

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

1. This reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy Risks.

2. Without in any way restricting the operation of Paragraph 1. of this Clause, this reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        a. Nuclear reactor power plants including all auxiliary property on the site, or

        b. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

        c. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

        d. Installations other than those listed in Paragraph 2.c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of Paragraphs 1. and 2. hereof, this reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this Paragraph 3. shall not operate:

        a. Where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

        b. Where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this SubParagraph 3.B. shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of Paragraphs 1., 2. and 3. hereof, this reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

7. Reassured to be the sole judge of what constitutes:

        a.      Substantial quantities, and

        b.      The extent of installation, plant or site.

NOTE:           Without in any way restricting the operation of Paragraph 1.
                hereof, it is understood and agreed that:

               (a) all policies issued by the Reassured on or before December 31, 1957 shall be free from the application of the other provisions of this Clause until expiry date of December 31, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

               (b) with respect to any risk located in Canada policies issued by the Reassured on or before December 31, 1958 shall be free from the application of the other provisions of this Clause until expiry date or December 31, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

NOTES:         1)     The words printed in italic text in the Limited Exclusion
                      Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion
                      Provision containing those words.

               2) Wherever used herein the term "Company" shall be understood to mean "Reassured," "Reinsured" or whatever other term is used in the attached reinsurance Agreement to designate the reinsured company.

POOLS, ASSOCIATIONS, SYNDICATES EXCLUSION CLAUSE
(FLORIDA AMENDED)

SECTION A

It is agreed that the following is excluded hereunder:

        (a) All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

        (b) Any Pool or Scheme, (whether voluntary or mandatory) formed after 1st March 1968 for the purpose of insuring property whether on a countrywide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B

It is agreed that business written by the Reassured for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

        Industrial Risk Insurers
        Associated Factory Mutuals
        Improved Risk Mutuals

        Any Pool, Association or Syndicate formed for the purpose of writing oil, gas or petro- chemical plants and/or oil or gas drilling rigs

        United States Aircraft Insurance Group
        Canadian Aircraft Insurance Group
        Associated Aviation Underwriters
        American Aviation Underwriters

Section B does not apply:

        (a) Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

        (b) To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket Basis.

        (c) To Contingent Business Interruption, except when the Reassured is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.

        (d) To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules), and Builder's Risks on the classes of risks specified in this subsection (d) only.

SECTION C

NEVERTHELESS, the Reinsurers specifically agree that liability accruing to the Reassured from its participation in Residual Market Mechanisms including but limited to:

        (a)     The following so-called "Coastal Pools":

                Alabama Insurance Underwriting Association Florida Windstorm Insurance Underwriting Association (FWUA) Louisiana Insurance Underwriting Association Mississippi Insurance Underwriting Association North Carolina Insurance Underwriting Association South Carolina Windstorm and Hail Underwriting Association Texas Catastrophe Property Insurance Association

        (b)     All "Fair Plan" and "Rural Risk Plan" business,

and

        (c) Florida Property and Casualty Joint Underwriting Association (FPCJUA) and Residential Property and Casualty Joint Underwriting Association (RPCJUA),

for all perils otherwise protected hereunder shall not be excluded, except that this reinsurance does not include any increase in such liability resulting from:

               (1) The inability of any participant in such Residual Market Mechanisms to meet its liability,

               (2) Any claim against such Residual Market Mechanisms or any participant therein, including the Reassured, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Funds Exclusion Clause in this Contract).

SECTION D

Notwithstanding SECTION C above, in respect of the FWUA, FPCJUA and RPCJUA, where an assessment is made against the Reassured by the FWUA, the FPCJUA, the RPCJUA, or any combination thereof, the maximum loss that the Reassured may include in the Ultimate Net Loss in respect of any loss occurrence hereunder shall not exceed the lesser of:

        (1) The Reassured's assessment from the relevant entity (FWUA, FPCJUA and/or RPCJUA) for the accounting year in which the loss occurrence commenced, or

        (2)     The product of the following:

                (a) The Reassured's percentage participation in the relevant entity for the accounting year in which the loss occurrence commenced; and

                (b) The relevant entity's total losses in such loss occurrence.

Any assessments for accounting years subsequent to that in which the loss occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding

SECTION C above, in respect of the FWUA, the FPCJUA and/or the RPCJUA, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of the FWUA, the FPCJUA and/or RPCJUA.

For the purposes of this Contract, the Reassured may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by the FWUA, the FPCJUA and/or the RPCJUA to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by the FWUA, FPCJUA and/or RPCJUA of the collection of monies.

NOTES:  Wherever used herein the terms:

"Reassured" shall be understood to mean "Company," "Reinsured," "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

"Agreement" shall be understood to mean "Agreement," "Contract," "Policy" or whatever other term is used to designate the attached reinsurance document.

"Reinsurers" shall be understood to mean "Reinsurers," "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

INSOLVENCY FUNDS EXCLUSION CLAUSE

1. This Contract excludes all liability of the Reassured arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Reassured of part or all of any claim, debt, charge, fee, or other obligation of any insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

                                                              Number: C-98-01402

                                                          Renewal of: C-97-01402


REASSURED:            NATIONAL INSURANCE GROUP COMPANIES
                      GREAT PACIFIC INSURANCE COMPANY
                      South San Francisco, California

CONTRACT:             SECOND PROPERTY CATASTROPHE EXCESS OF LOSS
                      REINSURANCE CONTRACT
                      Effective January 1, 1998

BUSINESS
COVERED: Business classified as Dwelling Fire, Fire, Extended Perils, Special Form on Interim Coverage policies, Forced Order policies, Real-Estate Owned (REO) policies, Personal Article Floaters, Personal Lines; Watercraft and Private Passenger Planes, Force Placed Property and/or Blanket Mortgage Security Insurance produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A. Speizer & Co., Inc. or any other of the National Insurance Group Companies of South San Francisco, California on behalf of the Reassured.

TERM AND
CANCELLATION:         The term of this Contract shall be from January 1, 1998 to
                      January 1, 1999, both days at 12:01 a.m., Local Standard
                      Time (Local Standard Time being that time which applies in the area where the risk is located) for losses occurring on new, renewal and in force policies.

                      Should this Contract terminate while a loss occurrence is in progress, the Reinsurers shall nevertheless be liable, to the extent of their interest and subject to the other conditions of this Contract, for all losses resulting from such loss occurrence, whether such losses occur before or after such termination.

TERRITORY:            This reinsurance shall cover wherever the Reassured's
                      policies apply.

RETENTION
AND LIMIT:            The Reinsurers shall be liable in each and every loss
                      occurrence irrespective of the number and kinds of risks and perils involved, for 95% of $5,000,000 Net Loss each loss occurrence excess of $5,000,000 Net Loss each loss occurrence, not to exceed 95% of $10,000,000 Net Loss for all loss occurrences during the term of this Contract.

                      All recoveries received from the Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000 after which any additional recoveries will inure to the Catastrophe Excess Program by reducing the gross loss subject to the Catastrophe program.

                      Recoveries from all underlying reinsurance greater than $2,500,000 shall inure to the sole benefit of the Reinsurers hereunder; subject to a minimum net retention by the Reassured any one loss of no less than $250,000.

                                                              Number: C-98-01402

                                                          Renewal of: C-97-01402


                      The reassured agrees to carry at its own risk and not reinsured in any way the remaining 5% of each excess net loss for which claim is made hereunder.

REINSTATEMENT:        One full reinstatement at pro rata additional premium with respect to amount and a minimum of 100% with respect to time. (Refer to Exhibit A for further details).

WARRANTY:             It is hereby warranted that any recovery under this
                      Contract shall involve two or more risks in each loss occurrence.

REINSURANCE
RATE:                 1.430% of Gross Net Earned Premium Income.

MINIMUM
AND DEPOSIT
PREMIUM: Deposit Premium of $300,000 payable in equal quarterly installments of $75,000 at January 1, April 1, July 1, and October 1, 1998.

                      Annual minimum premium of $240,000. Subject to annual adjustment.

EXCLUSIONS:           a.     Business classified as Ocean Marine except for
                             personal lines watercraft physical damage not to exceed $100,000 any one risk;

                      b. Personal Accident, Health, Surety and Fidelity, Workers' Compensation, and all classes of Casualty;

                      c.     Financial and Insolvency guarantees;

                      d. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

                      e.     Automobile business;

                      f. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

                      g. Excess of Loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco, California;

                      h.     Hail damage to growing/standing crops;

                      i.     Flood insurance when written as such;

                      j. Pools, Associations or Syndicates as per Exclusion Clause attached;

                                                              Number: C-98-01402

                                                          Renewal of: C-97-01402


                      k.     Insolvency Funds as per Exclusion Clause attached;

                      l. Loss or damage occasioned by invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, as excluded under a standard policy containing a Standard War Exclusion Clause;

                      m. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA & Canada) attached;

                      n. Seepage and Pollution as per ISO wording, or so deemed;

                      o.     Transmission and Distribution Lines.

GENERAL
CONDITIONS:           Definition of Loss Occurrence Clause to include definition of hours clause as attached, and as follows (no reinstatement for wind):
                      -   72 hours clause tornado, cyclone, hurricane, windstorm
                          and hail
                      -   120 hours clause riots and civil commotion/vandalism
                          and malicious mischief within the area of one municipality or county and the municipalities or counties contiguous thereto
                      -   168 hours Freeze
                      -   168 hours Earthquake and Ensuing Loss
                      -   168 hours All Other Perils
                      Extra Contractual Obligations (100%)
                      Excess of Policy Limits (100%)
                          (ECO/XPL subject to a maximum of 25% of original catastrophe loss)
                      Definition of Net Loss Clause (which shall include defense but not limited to expenses incurred in determination of coverage)
                      Net Retained Lines Clause
                      Notice of Loss and Loss Settlement Clause
                      Currency Clause
                      Tax Provisions Clause
                      Access to Records Clause
                      Errors and Omissions Clause
                      Insolvency Clause
                      Arbitration Clause
                      Service of Suit Clause
                      Towers Perrin Reinsurance Reserves Clause which complies with requirements of New York, California, and other states
                      Towers Perrin Reinsurance Intermediary Clause

WORDING:              As per the expiring Contract.

REINSURERS:           100% placement through Towers Perrin Reinsurance.

                      See attached Schedule for listing of Reinsurers and their respective participations.

                                                              Number: C-98-01402

                                                          Renewal of: C-97-01402

                      Note:

                      1. The financial statements of participating Reinsurers will be furnished upon request.

                      2. Towers Perrin Reinsurance has no ownership interest in or control of:

                             -      any Reinsurer subscribing to this
                                    reinsurance.

                             - any underwriting agent or correspondent intermediary involved in this reinsurance.

                      3. Towers Perrin Reinsurance has on file written evidence from any Reinsurer whose participation in this reinsurance was authorized by a representative other than an employee. This written evidence states the representative's authority to bind the participation of such Reinsurer.

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01402

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance        Share         Name
--------------------------------------------------        -----         ----
Constitution Reinsurance Corporation                      5.00%         Cronin
New York, New York
FEIN# 13-5009848
NAIC# 21032

Continental Casualty Company                             14.50%         Kristen
Chicago, Illinois
FEIN# 36-2114545
NAIC# 20443

Employers Mutual Casualty Company                         2.25%         Freese
Des Moines, Iowa
FEIN# 42-0234980
NAIC# 21415

First Excess & Reinsurance Corporation                    7.50%         Kurtzweil
Jefferson City, Missouri
FEIN# 43-1037123
NAIC# 32018

Folksamerica Reinsurance Company                          8.00%         Luger
New York, New York
FEIN# 13-2997499
NAIC# 38776

Insurance Company of the West                             8.00%         Dean
San Diego, California
FEIN# 95-2769232
NAIC# 27847

Nationwide Mutual Insurance Company                       7.50%         Wilson
Columbus, Ohio
FEIN# 31-4177100
NAIC# 23787

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01402


Direct Placement through Towers Perrin Reinsurance         Share        Name
--------------------------------------------------         -----        ----
Reliance Insurance Company                                  2.10%       Barrows
Philadelphia, Pennsylvania
FEIN# 23-0580680
NAIC# 24457
through Reliance Reinsurance Corporation
Philadelphia, Pennsylvania

St. Paul Fire and Marine Insurance Company                  8.00%       Schiffer
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Re, Inc.
New York, New York

United Fire & Casualty Company                              0.50%       Stanford
Cedar Rapids, Iowa
FEIN# 42-0644327
NAIC# 13021

USF Re Insurance Company                                    8.15%       Dik
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                           25.00%        Etheridge
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762

Winterthur Reinsurance Corporation of America               3.50%       Rivera
New York, New York
FEIN# 13-3531373
NAIC# 10006
                                                          -------
Total Placement                                           100.00%

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01402

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance        Share
--------------------------------------------------        -----
Constitution Reinsurance Corporation                      5.00%
New York, New York
FEIN# 13-5009848
NAIC# 21032

Continental Casualty Company                             14.50%
Chicago, Illinois
FEIN# 36-2114545
NAIC# 20443

Employers Mutual Casualty Company                         2.25%
Des Moines, Iowa
FEIN# 42-0234980
NAIC# 21415

First Excess & Reinsurance Corporation                    7.50%
Jefferson City, Missouri
FEIN# 43-1037123
NAIC# 32018

Folksamerica Reinsurance Company                          8.00%
New York, New York
FEIN# 13-2997499
NAIC# 38776

Insurance Company of the West                             8.00%
San Diego, California
FEIN# 95-2769232
NAIC# 27847

Nationwide Mutual Insurance Company                       7.50%
Columbus, Ohio
FEIN# 31-4177100
NAIC# 23787

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01402


Direct Placement through Towers Perrin Reinsurance         Share
--------------------------------------------------         -----
Reliance Insurance Company                                  2.10%
Philadelphia, Pennsylvania
FEIN# 23-0580680
NAIC# 24457
through Reliance Reinsurance Corporation
Philadelphia, Pennsylvania

St. Paul Fire and Marine Insurance Company                  8.00%
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Re, Inc.

United Fire & Casualty Company                              0.50%
Cedar Rapids, Iowa
FEIN# 42-0644327
NAIC# 13021

USF Re Insurance Company                                    8.15%
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                           25.00%
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762

Winterthur Reinsurance Corporation of America               3.50%
New York, New York
FEIN# 13-3531373
NAIC# 10006
                                                          -------
Total Placement                                           100.00%

                      REINSURANCE COVER NOTE NO. C-98-01402

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                            EFFECTIVE JANUARY 1, 1998



The Reassured hereby confirms its approval of the terms and conditions of the reinsurance set forth in this Reinsurance Cover Note and the Reinsurers participating hereon. A copy of Towers Perrin Reinsurance's Market Security Policy and Procedures has been attached to this Cover Note and the Reassured has been advised as to the status of all Reinsurers participating herein as regards this market security criteria.


                      By:           /s/ Robert P. Barbarowicz
                             ---------------------------------------


                      Title:        Executive Vice President
                             ---------------------------------------


                      Date:         March 17, 1998
                             ---------------------------------------

                                    EXHIBIT A


DEFINITION OF LOSS OCCURRENCE

1. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States of America or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Reassured occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

        a. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Reassured occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

        b. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Reassured, occurring during any period of 120 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 120 consecutive hours may be extended in respect of individual losses which occur beyond such 120 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

        c. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Reassured's "Loss Occurrence."

        d. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Reassured's "Loss Occurrence."

2. Except for those "Loss Occurrences" referred to in Paragraphs a. and b. the Reassured may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

3. However, as respects those "Loss Occurrences" referred to in Paragraphs a. and b., if the disaster, accident or loss occasioned by the event is of greater duration than 120 consecutive hours then the Reassured may divide the disaster, accident or loss into two or more "Loss Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss.

4. No individual losses occasioned by an event that would be covered by 72 or 120 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

                                                                          CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

1. This Contract does not cover any loss or liability accruing to the Reassured directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy Risks.

2. Without in any way restricting the operation of Paragraph 1. of this Clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        a. Nuclear reactor power plants including all auxiliary property on the site, or

        b. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

        c. Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

        d. Installations other than those listed in Paragraph 2.c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of Paragraphs 1. and 2. of this Clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this Paragraph 3. shall not operate:

        a. Where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

        b. Where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of Paragraphs 1., 2. and 3. of this Clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurers or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1985 (c), A-16 or by any law amendatory thereof.

7. Reassured to be sole judge of what constitutes:

        a.     Substantial quantities, and

        b.     The extent of installation, plant or site.

                                                                          CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

8. Without in any way restricting the operation of Paragraphs 1., 2., 3. and 4. of this Clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer caused:

        a. By any nuclear incident as defined in the Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensign loss or damage which results directly from fire, lightning or explosion of natural, coal or manufactured gas;

        b.     By contamination by radioactive material.

NOTE: Without in any way restricting the operation of Paragraphs 1., 2., 3. and 4. of this Clause, Paragraph 8. of this Clause shall only apply to all original contracts of the Reassured whether new, renewal or replacement which became effective on or after December 31, 1992.

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

1. This reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy Risks.

2. Without in any way restricting the operation of Paragraph 1. of this Clause, this reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        a. Nuclear reactor power plants including all auxiliary property on the site, or

        b. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

        c. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

        d. Installations other than those listed in Paragraph 2.c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of Paragraphs 1. and 2. hereof, this reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this Paragraph 3. shall not operate:

        a. Where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

        b. Where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this SubParagraph 3.B. shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of Paragraphs 1., 2. and 3. hereof, this reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

7. Reassured to be the sole judge of what constitutes:

        a.     Substantial quantities, and

        b.     The extent of installation, plant or site.

NOTE:          Without in any way restricting the operation of Paragraph 1.
               hereof, it is understood and agreed that:

        (a) all policies issued by the Reassured on or before December 31, 1957 shall be free from the application of the other provisions of this Clause until expiry date of December 31, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

        (b) with respect to any risk located in Canada policies issued by the Reassured on or before December 31, 1958 shall be free from the application of the other provisions of this Clause until expiry date or December 31, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

NOTES:         1)     The words printed in italic text in the Limited Exclusion
                      Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion
                      Provision containing those words.

               2) Wherever used herein the term "Company" shall be understood to mean "Reassured," "Reinsured" or whatever other term is used in the attached reinsurance Agreement to designate the reinsured company.

POOLS, ASSOCIATIONS, SYNDICATES EXCLUSION CLAUSE
(FLORIDA AMENDED)

SECTION A

It is agreed that the following is excluded hereunder:

        (a) All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

        (b) Any Pool or Scheme, (whether voluntary or mandatory) formed after 1st March 1968 for the purpose of insuring property whether on a countrywide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B

It is agreed that business written by the Reassured for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

        Industrial Risk Insurers
        Associated Factory Mutuals
        Improved Risk Mutuals

        Any Pool, Association or Syndicate formed for the purpose of writing oil, gas or petro-chemical plants and/or oil or gas drilling rigs

        United States Aircraft Insurance Group
        Canadian Aircraft Insurance Group
        Associated Aviation Underwriters
        American Aviation Underwriters

Section B does not apply:

        (a) Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

        (b) To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket Basis.

        (c) To Contingent Business Interruption, except when the Reassured is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.

        (d) To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules), and Builder's Risks on the classes of risks specified in this subsection (d) only.

SECTION C

NEVERTHELESS, the Reinsurers specifically agree that liability accruing to the Reassured from its participation in Residual Market Mechanisms including but limited to:

        (a)    The following so-called "Coastal Pools":

               Alabama Insurance Underwriting Association Florida Windstorm Insurance Underwriting Association (FWUA) Louisiana Insurance Underwriting Association Mississippi Insurance Underwriting Association North Carolina Insurance Underwriting Association South Carolina Windstorm and Hail Underwriting Association Texas Catastrophe Property Insurance Association

        (b)    All "Fair Plan" and "Rural Risk Plan" business,

and

        (c) Florida Property and Casualty Joint Underwriting Association (FPCJUA) and Residential Property and Casualty Joint Underwriting Association (RPCJUA),

for all perils otherwise protected hereunder shall not be excluded, except that this reinsurance does not include any increase in such liability resulting from:

               (1) The inability of any participant in such Residual Market Mechanisms to meet its liability,

               (2) Any claim against such Residual Market Mechanisms or any participant therein, including the Reassured, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Funds Exclusion Clause in this Contract).

SECTION D

Notwithstanding SECTION C above, in respect of the FWUA, FPCJUA and RPCJUA, where an assessment is made against the Reassured by the FWUA, the FPCJUA, the RPCJUA, or any combination thereof, the maximum loss that the Reassured may include in the Ultimate Net Loss in respect of any loss occurrence hereunder shall not exceed the lesser of:

        (1) The Reassured's assessment from the relevant entity (FWUA, FPCJUA and/or RPCJUA) for the accounting year in which the loss occurrence commenced, or

        (2)    The product of the following:

               (a) The Reassured's percentage participation in the relevant entity for the accounting year in which the loss occurrence commenced; and

               (b) The relevant entity's total losses in such loss occurrence.

Any assessments for accounting years subsequent to that in which the loss occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding SECTION C above, in respect of the FWUA, the FPCJUA and/or the RPCJUA, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of the FWUA, the FPCJUA and/or RPCJUA.

For the purposes of this Contract, the Reassured may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by the FWUA, the FPCJUA and/or the RPCJUA to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by the FWUA, FPCJUA and/or RPCJUA of the collection of monies.

NOTES:  Wherever used herein the terms:

"Reassured" shall be understood to mean "Company," "Reinsured," "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

"Agreement" shall be understood to mean "Agreement," "Contract," "Policy" or whatever other term is used to designate the attached reinsurance document.

"Reinsurers" shall be understood to mean "Reinsurers," "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

INSOLVENCY FUNDS EXCLUSION CLAUSE

1. This Contract excludes all liability of the Reassured arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Reassured of part or all of any claim, debt, charge, fee, or other obligation of any insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

                                                              Number: C-98-01493

                                                          Renewal of: C-97-01493

REASSURED:            NATIONAL INSURANCE GROUP COMPANIES
                      GREAT PACIFIC INSURANCE COMPANY
                      South San Francisco, California

CONTRACT:             THIRD PROPERTY CATASTROPHE EXCESS OF LOSS
                      REINSURANCE CONTRACT
                      Effective January 1, 1998

BUSINESS
COVERED: Business classified as Dwelling Fire, Fire, Extended Perils, Special Form on Interim Coverage policies, Forced Order policies, Real-Estate Owned (REO) policies, Personal Article Floaters, Personal Lines; Watercraft and Private Passenger Planes, Force Placed Property and/or Blanket Mortgage Security Insurance produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A. Speizer & Co., Inc. or any other of the National Insurance Group Companies of South San Francisco, California on behalf of the Reassured.

TERM AND
CANCELLATION:         The term of this Contract shall be from January 1, 1998 to
                      January 1, 1999, both days at 12:01 a.m., Local Standard
                      Time (Local Standard Time being that time which applies in the area where the risk is located) for losses occurring on new, renewal and in force policies.

                      Should this Contract terminate while a loss occurrence is in progress, the Reinsurers shall nevertheless be liable, to the extent of their interest and subject to the other conditions of this Contract, for all losses resulting from such loss occurrence, whether such losses occur before or after such termination.

TERRITORY:            This reinsurance shall cover wherever the Reassured's
                      policies apply.

RETENTION
AND LIMIT:            The Reinsurers shall be liable in each and every
                      loss occurrence irrespective of the number and kinds of risks and perils involved, for 95% of $5,000,000 Net Loss each loss occurrence excess of $10,000,000 Net Loss each loss occurrence, not to exceed 95% of $10,000,000 Net Loss for all loss occurrences during the term of this Contract.

                      All recoveries received from the Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000 after which any additional recoveries will inure to the Catastrophe Excess Program by reducing the gross loss subject to the Catastrophe program.

                      Recoveries from all underlying reinsurance greater than $2,500,000 shall inure to the sole benefit of the Reinsurers hereunder; subject to a minimum net retention by the Reassured any one loss of no less than $250,000.

                                                              Number: C-98-01493

                                                          Renewal of: C-97-01493

                      The reassured agrees to carry at its own risk and not reinsured in any way the remaining 5% of each excess net loss for which claim is made hereunder.

REINSTATEMENT:        One full reinstatement at pro rata additional premium with respect to amount and a minimum of 100% with respect to time. (Refer to Exhibit A for further details).

WARRANTY:             It is hereby warranted that any recovery under this
                      Contract shall involve two or more risks in each loss occurrence.

REINSURANCE
RATE:                 0.720% of Gross Net Earned Premium Income.

MINIMUM
AND DEPOSIT
PREMIUM: Deposit Premium of $150,000 payable in equal quarterly installments of $37,500 at January 1, April 1, July 1, and October 1, 1998.

                      Annual minimum premium of $120,000. Subject to annual adjustment.

EXCLUSIONS:           a.  Business classified as Ocean Marine except for
                          personal lines watercraft physical damage not to exceed $100,000 any one risk;

                      b. Personal Accident, Health, Surety and Fidelity, Workers' Compensation, and all classes of Casualty;

                      c.  Financial and Insolvency guarantees;

                      d. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

                      e.  Automobile business;

                      f. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

                      g. Excess of Loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco, California;

                      h.  Hail damage to growing/standing crops;

                      i.  Flood insurance when written as such;

                      j. Pools, Associations or Syndicates as per Exclusion Clause attached;

                                                              Number: C-98-01493

                                                          Renewal of: C-97-01493

                      k.  Insolvency Funds as per Exclusion Clause attached;

                      l. Loss or damage occasioned by invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, as excluded under a standard policy containing a Standard War Exclusion Clause;

                      m. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA & Canada) attached;

                      n. Seepage and Pollution as per ISO wording, or so deemed;

                      o.  Transmission and Distribution Lines.

GENERAL
CONDITIONS:       Definition of Loss Occurrence Clause to include definition of hours clause as attached, and as follows (no reinstatement for wind):
                  - 72 hours clause tornado, cyclone, hurricane, windstorm and hail
                  - 120 hours clause riots and civil commotion/vandalism
                    and malicious mischief within the area of one municipality or county and the municipalities or counties contiguous thereto
                  - 168 hours Freeze
                  - 168 hours Earthquake and Ensuing Loss
                  - 168 hours All Other Perils
                  Extra Contractual Obligations (100%)
                  Excess of Policy Limits (100%)
                      (ECO/XPL subject to a maximum of 25% of original catastrophe loss)
                  Definition of Net Loss Clause (which shall include defense costs but not limited to expenses incurred in determination of coverage)
                  Net Retained Lines Clause
                  Notice of Loss and Loss Settlement Clause
                  Currency Clause
                  Tax Provisions Clause
                  Access to Records Clause
                  Errors and Omissions Clause
                  Insolvency Clause
                  Arbitration Clause
                  Service of Suit Clause
                  Towers Perrin Reinsurance Reserves Clause which complies with requirements of New York, California, and other states
                  Towers Perrin Reinsurance Intermediary Clause

WORDING:          As per the expiring Contract.

REINSURERS:       100% placement through Towers Perrin Reinsurance.
                  See attached Schedule for listing of Reinsurers and their respective participations.

                                                              Number: C-98-01493

                                                          Renewal of: C-97-01493

                  Note:

                  1. The financial statements of participating Reinsurers will be furnished upon request.

                  2. Towers Perrin Reinsurance has no ownership interest in or control of:

                      -   any Reinsurer subscribing to this reinsurance.

                      - any underwriting agent or correspondent intermediary involved in this reinsurance.

                  3. Towers Perrin Reinsurance has on file written evidence from any Reinsurer whose participation in this reinsurance was authorized by a representative other than an employee. This written evidence states the representative's authority to bind the participation of such Reinsurer.

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01493

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance        Share         Name
--------------------------------------------------        -----         ----
Constitution Reinsurance Corporation                      5.00%         Cronin
New York, New York
FEIN# 13-5009848
NAIC# 21032

Employers Mutual Casualty Company                         2.25%         Freese
Des Moines, Iowa
FEIN# 42-0234980
NAIC# 21415

First Excess & Reinsurance Corporation                    5.50%         Kurtzweil
Jefferson City, Missouri
FEIN# 43-1037123
NAIC# 32018

Hartford Fire Insurance Company                           7.00%         Rettig
Hartford, Connecticut
FEIN# 06-0383750
NAIC# 19682
through Hartford Re Company
Hartford, Connecticut

Insurance Company of the West                             8.00%         Dean
San Diego, California
FEIN# 95-2769232
NAIC# 27847

Nationwide Mutual Insurance Company                       7.50%         Wilson
Columbus, Ohio
FEIN# 31-4177100
NAIC# 23787

PMA Reinsurance Corporation                               7.00%         Stoner
Philadelphia, Pennsylvania
FEIN# 23-2153760
NAIC# 39675

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01493


Direct Placement through Towers Perrin Reinsurance        Share         Name
--------------------------------------------------        -----         ----
Republic Western Insurance Company                        5.00%         Thapa
Phoenix, Arizona
FEIN# 86-0274508
NAIC# 31089

St. Paul Fire and Marine Insurance Company                8.00%         Schiffer
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Re, Inc.
New York, New York

The Sumitomo Marine & Fire Insurance Company Ltd.         3.25%         Norris
New York, New York
FEIN# 13-2758523
NAIC# 20362
through Sumitomo Marine Re Management, Inc.
New York, New York

Sydney Reinsurance Corporation                           15.00%         Sullivan
Philadelphia, Pennsylvania
FEIN# 23-1641984
NAIC# 10219

United Fire & Casualty Company                            3.00%         Stanford
Cedar Rapids, Iowa
FEIN# 42-0644327
NAIC# 13021

USF Re Insurance Company                                  7.50%         Dik
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                         16.00%         Etheridge
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762
                                                        ------
Total Placement                                         100.00%

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01493

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance               Share
--------------------------------------------------               -----
Constitution Reinsurance Corporation                             5.00%
New York, New York
FEIN# 13-5009848
NAIC# 21032

Employers Mutual Casualty Company                                2.25%
Des Moines, Iowa
FEIN# 42-0234980
NAIC# 21415

First Excess & Reinsurance Corporation                           5.50%
Jefferson City, Missouri
FEIN# 43-1037123
NAIC# 32018

Hartford Fire Insurance Company                                  7.00%
Hartford, Connecticut
FEIN# 06-0383750
NAIC# 19682
through Hartford Re Company
Hartford, Connecticut

Insurance Company of the West                                    8.00%
San Diego, California
FEIN# 95-2769232
NAIC# 27847

Nationwide Mutual Insurance Company                              7.50%
Columbus, Ohio
FEIN# 31-4177100
NAIC# 23787

PMA Reinsurance Corporation                                      7.00%
Philadelphia, Pennsylvania
FEIN# 23-2153760
NAIC# 39675

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-98-01493

Direct Placement through Towers Perrin Reinsurance               Share
--------------------------------------------------               -----
Republic Western Insurance Company                               5.00%
Phoenix, Arizona
FEIN# 86-0274508
NAIC# 31089

St. Paul Fire and Marine Insurance Company                       8.00%
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Re, Inc.
New York, New York

The Sumitomo Marine & Fire Insurance Company Ltd.                3.25%
New York, New York
FEIN# 13-2758523
NAIC# 20362
through Sumitomo Marine Re Management, Inc.
New York, New York

Sydney Reinsurance Corporation                                  15.00%
Philadelphia, Pennsylvania
FEIN# 23-1641984
NAIC# 10219

United Fire & Casualty Company                                   3.00%
Cedar Rapids, Iowa
FEIN# 42-0644327
NAIC# 13021

USF Re Insurance Company                                         7.50%
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                                16.00%
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762
                                                               ------
Total Placement                                                100.00%

                      REINSURANCE COVER NOTE NO. C-98-01493

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                            EFFECTIVE JANUARY 1, 1998



The Reassured hereby confirms its approval of the terms and conditions of the reinsurance set forth in this Reinsurance Cover Note and the Reinsurers participating hereon. A copy of Towers Perrin Reinsurance's Market Security Policy and Procedures has been attached to this Cover Note and the Reassured has been advised as to the status of all Reinsurers participating herein as regards this market security criteria.


                      By:           /s/ Robert P. Barbarowicz
                            ---------------------------------------


                      Title:        Executive Vice President
                            ---------------------------------------


                      Date:     March 17, 1998
                            ---------------------------------------

                                    EXHIBIT A

DEFINITION OF LOSS OCCURRENCE

1. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States of America or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Reassured occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

        a. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Reassured occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

        b. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Reassured, occurring during any period of 120 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 120 consecutive hours may be extended in respect of individual losses which occur beyond such 120 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

        c. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Reassured's "Loss Occurrence."

        d. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Reassured's "Loss Occurrence."

2. Except for those "Loss Occurrences" referred to in Paragraphs a. and b. the Reassured may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

3. However, as respects those "Loss Occurrences" referred to in Paragraphs a. and b., if the disaster, accident or loss occasioned by the event is of greater duration than 120 consecutive hours then the Reassured may divide the disaster, accident or loss into two or more "Loss Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss.

4. No individual losses occasioned by an event that would be covered by 72 or 120 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

                                     CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

1. This Contract does not cover any loss or liability accruing to the Reassured directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy Risks.

2. Without in any way restricting the operation of Paragraph 1. of this Clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        a. Nuclear reactor power plants including all auxiliary property on the site, or

        b. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

        c. Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

        d. Installations other than those listed in Paragraph 2.c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of Paragraphs 1. and 2. of this Clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this Paragraph 3. shall not operate:

        a. Where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

        b. Where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of Paragraphs 1., 2. and 3. of this Clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurers or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1985 (c), A-16 or by any law amendatory thereof.

7. Reassured to be sole judge of what constitutes:

        a.     Substantial quantities, and

        b.     The extent of installation, plant or site.

                                                                          CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

8. Without in any way restricting the operation of Paragraphs 1., 2., 3. and 4. of this Clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer caused:

        a. By any nuclear incident as defined in the Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensign loss or damage which results directly from fire, lightning or explosion of natural, coal or manufactured gas;

        b.     By contamination by radioactive material.

NOTE: Without in any way restricting the operation of Paragraphs 1., 2., 3. and 4. of this Clause, Paragraph 8. of this Clause shall only apply to all original contracts of the Reassured whether new, renewal or replacement which became effective on or after December 31, 1992.

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

1. This reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy Risks.

2. Without in any way restricting the operation of Paragraph 1. of this Clause, this reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        a. Nuclear reactor power plants including all auxiliary property on the site, or

        b. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

        c. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

        d. Installations other than those listed in Paragraph 2.c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of Paragraphs 1. and 2. hereof, this reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this Paragraph 3. shall not operate:

        a. Where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

        b. Where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this SubParagraph 3.B. shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of Paragraphs 1., 2. and 3. hereof, this reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

                                                                          U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

7. Reassured to be the sole judge of what constitutes:

        a.     Substantial quantities, and

        b.     The extent of installation, plant or site.

NOTE:          Without in any way restricting the operation of Paragraph 1.
               hereof, it is understood and agreed that:

        (a) all policies issued by the Reassured on or before December 31, 1957 shall be free from the application of the other provisions of this Clause until expiry date of December 31, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

        (b) with respect to any risk located in Canada policies issued by the Reassured on or before December 31, 1958 shall be free from the application of the other provisions of this Clause until expiry date or December 31, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

NOTES:         1)     The words printed in italic text in the Limited Exclusion
                      Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion
                      Provision containing those words.

               2) Wherever used herein the term "Company" shall be understood to mean "Reassured," "Reinsured" or whatever other term is used in the attached reinsurance Agreement to designate the reinsured company.

INSOLVENCY FUNDS EXCLUSION CLAUSE

1. This Contract excludes all liability of the Reassured arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Reassured of part or all of any claim, debt, charge, fee, or other obligation of any insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

POOLS, ASSOCIATIONS, SYNDICATES EXCLUSION CLAUSE
(FLORIDA AMENDED)

SECTION A

It is agreed that the following is excluded hereunder:

        (a) All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

        (b) Any Pool or Scheme, (whether voluntary or mandatory) formed after 1st March 1968 for the purpose of insuring property whether on a countrywide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B

It is agreed that business written by the Reassured for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

        Industrial Risk Insurers
        Associated Factory Mutuals
        Improved Risk Mutuals

        Any Pool, Association or Syndicate formed for the purpose of writing oil, gas or petro-chemical plants and/or oil or gas drilling rigs

        United States Aircraft Insurance Group
        Canadian Aircraft Insurance Group
        Associated Aviation Underwriters
        American Aviation Underwriters

Section B does not apply:

        (a) Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

        (b) To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket Basis.

        (c) To Contingent Business Interruption, except when the Reassured is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.

        (d) To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules), and Builder's Risks on the classes of risks specified in this subsection (d) only.

SECTION C

NEVERTHELESS, the Reinsurers specifically agree that liability accruing to the Reassured from its participation in Residual Market Mechanisms including but limited to:

        (a)    The following so-called "Coastal Pools":

               Alabama Insurance Underwriting Association Florida Windstorm Insurance Underwriting Association (FWUA) Louisiana Insurance Underwriting Association Mississippi Insurance Underwriting Association North Carolina Insurance Underwriting Association South Carolina Windstorm and Hail Underwriting Association Texas Catastrophe Property Insurance Association

        (b)    All "Fair Plan" and "Rural Risk Plan" business,

and

        (c) Florida Property and Casualty Joint Underwriting Association (FPCJUA) and Residential Property and Casualty Joint Underwriting Association (RPCJUA),

for all perils otherwise protected hereunder shall not be excluded, except that this reinsurance does not include any increase in such liability resulting from:

               (1) The inability of any participant in such Residual Market Mechanisms to meet its liability,

               (2) Any claim against such Residual Market Mechanisms or any participant therein, including the Reassured, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Funds Exclusion Clause in this Contract).

SECTION D

Notwithstanding SECTION C above, in respect of the FWUA, FPCJUA and RPCJUA, where an assessment is made against the Reassured by the FWUA, the FPCJUA, the RPCJUA, or any combination thereof, the maximum loss that the Reassured may include in the Ultimate Net Loss in respect of any loss occurrence hereunder shall not exceed the lesser of:

        (1) The Reassured's assessment from the relevant entity (FWUA, FPCJUA and/or RPCJUA) for the accounting year in which the loss occurrence commenced, or

        (2)    The product of the following:

               (a) The Reassured's percentage participation in the relevant entity for the accounting year in which the loss occurrence commenced; and

               (b) The relevant entity's total losses in such loss occurrence.

Any assessments for accounting years subsequent to that in which the loss occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding SECTION C above, in respect of the FWUA, the FPCJUA and/or the RPCJUA, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of the FWUA, the FPCJUA and/or RPCJUA.

For the purposes of this Contract, the Reassured may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by the FWUA, the FPCJUA and/or the RPCJUA to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by the FWUA, FPCJUA and/or RPCJUA of the collection of monies.

NOTES:  Wherever used herein the terms:

"Reassured" shall be understood to mean "Company," "Reinsured," "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

"Agreement" shall be understood to mean "Agreement," "Contract," "Policy" or whatever other term is used to designate the attached reinsurance document.

"Reinsurers" shall be understood to mean "Reinsurers," "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.